UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2015

Toys “R” Us Property Company II, LLC
(Exact name of Registrant as Specified in Charter)

Delaware	333-168515	37-1512919
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
One Geoffrey Way, Wayne, New Jersey 07470
(Address of Principal Executive Offices, including Zip Code)
(973) 617-3500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant
On June 16, 2015, the Audit Committee of the Board of Directors of Toys “R” Us, Inc. (“TRU”), the indirect parent company of Toys “R” Us Property Company II, LLC (the “Company”), approved the replacement of Deloitte & Touche LLP, the independent registered public accounting firm of TRU and its subsidiaries, including the Company, and engaged Ernst & Young LLP as the new independent registered public accounting firm of TRU and its subsidiaries, including the Company. For more information about this dismissal and appointment in independent registered public accounting firms, see Item 4.01 of the Current Report on Form 8-K filed by TRU on the date hereof, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

16.1
Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission, dated as of June 16, 2015 (incorporated herein by reference to Exhibit 16.1 of the Current Report on Form 8-K, filed by TRU on the date hereof).

99.1	Item 4.01 of the Current Report on Form 8-K filed by TRU on the date hereof (incorporated herein by reference to the Current Report on Form 8-K, filed by TRU on the date hereof).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us Property Company II, LLC (Registrant)
Date: June 17, 2015	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	President and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

16.1
Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission, dated as of June 16, 2015 (incorporated herein by reference to Exhibit 16.1 of the Current Report on Form 8-K, filed by TRU on the date hereof).

99.1	Item 4.01 of the Current Report on Form 8-K filed by TRU on the date hereof (incorporated herein by reference to the Current Report on Form 8-K, filed by TRU on the date hereof).